UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007
______________________________
Bristow Group Inc.
(Exact name of registrant as specified in its charter)
Delaware	72-0679819
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

2000 W. Sam Houston Pkwy. S.,	77042
Suite 1700	(Zip Code)
Houston, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On May 22, 2007, Bristow Group Inc. (the “Company”) issued a press release which summarized its financial results for the three-month period and year ended March 31, 2007, (the “Financial Results”). This press release was issued in anticipation of a conference call and Q&A session starting at 10:00 a.m. EDT (9:00 CDT) on Wednesday, May 23, 2007 to review the Financial Results. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 22, 2007

Limitation on Incorporation by Reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: May 22, 2007	By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President and General Counsel, Corporate Secretary